SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  November 4, 1999
(Date of earliest event reported)


                       Asset Securitization Corporation,
                         Commercial Mortgage Asset Trust
        Commercial Mortgage Pass-Through Certificates, Series 1999-C2
        -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                   333-53859                 13-3672337
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



      Registrant's telephone number, including area code: (212) 667-9300

ITEM 5.  OTHER EVENTS.

            Attached as Exhibit 99.1 is the Pooling and Servicing Agreement (as defined below) for the Certificates. On October 11, 1999, the Company caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 11, 1999, by and among the Company, as depositor, BNY Asset Solutions LLC, as servicer, Lennar Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank, N.V., as fiscal agent, of the Certificates, issued in twenty-one classes: the Class A-1, the Class A-2, the Class A-3, the Class CS-1, the Class X, the Class B, the Class C, the Class D, the Class E, the Class F, the Class G, the Class H, the Class J, the Class K, the Class L, the Class M, the Class N, the Class Q-1, the Class Q-2, the Class R and the Class LR Certificates.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits
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                            Item 601(a) of
Exhibit No.                 Regulation S-K             Description
                            Exhibit No.
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99.1                        4                          Pooling and Servicing
                                                       Agreement, dated as of
                                                       October 11, 1999
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




            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   ASSET SECURITIZATION CORPORATION


                                   By: /s/ Brad Altberger
                                       ------------------
                                       Name:  Brad Altberger
                                       Title: Vice President

Date:  November 4, 1999

                                  EXHIBIT INDEX


  Exhibit No.               Description             Paper (P) or Electronic(E)
--------------    -------------------------------   --------------------------

     99.1         Pooling and Servicing Agreement              E